UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 10, 2025

Tejon Ranch Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California	93243
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 661-248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2025, as part of a periodic review of corporate governance matters, the Board of Directors (the “Board) of Tejon Ranch Company (the “Company”) approved Amended and Restated Bylaws of the Company (as so amended and restated, the “Bylaws”). The amendments to the Bylaws became effective immediately and include:

•

Updates to align with and conform the Bylaws to the Delaware General Corporation Law, as amended (the “DGCL”), including to: (i) conform the Company’s procedures for delivery of shareholder meeting notices to DGCL Section 232; (ii) clarify the procedure for adjourning a shareholder meeting without providing additional notice in light of DGCL Section 222; (iii) align the treatment of shares held by the Company or its subsidiaries for voting and quorum purposes with DGCL Section 160; (iv) conform the manner in which a shareholder may authorize another person to act as their proxy to DGCL Section 212; (v) align availability of the shareholders list with DGCL Section 219; (vi) conform procedures governing inspectors of election with DGCL Section 231; and (vii) conform procedures governing Board action by consent more closely with DGCL Section 141;

•

Amendments to clarify that the Board may postpone, reschedule or cancel any annual shareholder meeting that it previously scheduled and granting the presiding officer of a shareholder meeting the authority to adjourn the meeting whenever a quorum of shareholders is not present;

•

Amendments expressly contemplating shareholder meetings held solely by means of remote communication and providing that business conducted at a special meeting is limited to the business identified by the person or persons calling the special meeting;

•

Revisions clarifying that if a different or minimum voting threshold is provided by the Company’s Certificate of Incorporation, Bylaws, or any applicable law, regulation or stock exchange rule, that threshold will govern with respect to shareholder votes on a matter;

•

Revisions clarifying that standing committees must report meeting minutes to the Board at its next regular meeting, that a director or officer chosen by the Board shall preside at shareholder meetings when the Chairman of the Board is not present and that the Company will make decisions with respect to lost certificates and any bond required in connection therewith; and

•	Deletion of outdated references and implementation of technical and conforming revisions and clarifications.

The foregoing summary is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is filed as Exhibit 3.1 hereto and incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

For the exhibits that are furnished herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

(3.1)	Amended and Restated Bylaws, adopted December 10, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2025	TEJON RANCH CO.

	By:	/S/ MICHAEL R.W. HOUSTON
	Name:	Michael R.W. Houston
	Title:	Senior Vice President, General Counsel & Secretary